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             SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                              AMERICAN VALUE FUND


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

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                                    -                              -
                                                   |        ----------------------  |
FORMULA:                                           |       |                        |
                                                   |  /\ n |          ERV           |
                                  T  =             |    \  |     -------------      |  - 1
                                                   |     \ |           P            |
                                                   |      \|                        |
                                                   |_                              _|

                                 T = AVERAGE ANNUAL TOTAL RETURN
                                 n = NUMBER OF YEARS
                               ERV = ENDING REDEEMABLE VALUE
                                 P = INITIAL INVESTMENT

                                                                           (A)
  $1,000                   ERV AS OF                 NUMBER OF            AVERAGE ANNUAL
INVESTED - P               31-Dec-96                YEARS - n            TOTAL RETURN - T
------------               ---------                -----------          -----------------
 31-Dec-95                 $1,055.60                    1                      5.56%

 31-Dec-91                 $1,786.60                    5                     12.31%

 31-Dec-86                 $3,998.60                   10                     14.87%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                                    -                              -
                                                   |        ----------------------  |
FORMULA:                                           |       |                        |
                                                   |  /\ n |          EV            |
                                  t  =             |    \  |     -------------      |  - 1
                                                   |     \ |           P            |
                                                   |      \|                        |
                                                   |_                              _|

                                                       EV
                                 TR  =             ----------           - 1
                                                        P


                       t = AVERAGE ANNUAL TOTAL RETURN
                           (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                       n = NUMBER OF YEARS
                      EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                       P = INITIAL INVESTMENT
                      TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                                       (C)                                                 (B)
  $1,000                    EV AS OF                   TOTAL                      NUMBER OF               AVERAGE ANNUAL
INVESTED - P                31-Dec-96                  RETURN - TR                YEARS - n               TOTAL RETURN - t
------------                ---------                  -----------                ---------               ----------------
 31-Dec-95                 $1,105.30                    10.53%                         1                       10.53%

 31-Dec-91                 $1,806.60                    80.66%                         5                       12.56%

 31-Dec-86                 $3,998.60                   299.86%                        10                       14.87%

(D)                  GROWTH OF $10,000
(E)                  GROWTH OF $50,000
(F)                  GROWTH OF $100,000

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF  INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION


$10,000                   TOTAL                   (D)   GROWTH OF              (E)   GROWTH OF           (F)   GROWTH OF
INVESTED - P              RETURN - TR           $10,000 INVESTMENT - G       $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------              -----------           ----------------------       ----------------------    -----------------------
  27-Mar-80                 846.64                    $94,664                       $473,320                  $946,640

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